SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 27, 1998

                           Coates International, Inc.
                Exact name of Registrant as specified in charter)

 Delaware              33-94884               22-2925432
(State or other       (Commission            (IRS employer
jurisdiction of       file number)           identification
incorporation                                       no.)


  Highway 34 & Ridge Road, Wall, New Jersey                  07719
(Address of principal executive office)                      Zip Code

Registration telephone number, including area code: (732) 449-7717


Former name or former address, if changed since last report)








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         Item 4.           Changes in Registrant's Certifying Accountant.

                  (a)
                  304(a)(1)(i): Moore Stephens, P.C., Registrant's former independent accountant previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on March 27, 1998.

                  (a)(1)(ii): Moore Stephens, P.C. issued a qualified opinion in its audit report of Registrant's financial statements for the fiscal years ended December 31, 1996 and December 31, 1995, dated January 24, 1997, wherein Moore Stephens, P.C.expressed uncertainty as to whether Registrant would be able to continue its operations and businesses as a going concern.

                  (a)(1)(iii): The Registrant's Board of Directors recommended and approved the dismissal of Moore Stephens, P.C. and the hiring of Rosenberg Rich Baker Berman & Company Certified Public Accountants, 380 Foothill Road, Bridgewater, New Jersey as the Registrant's principal independent accountant.

                  (a)(1)(iv)(A),(B) and (C): Registrant is unaware of any disagreements between Registrant and Moore Stephens, P.C. on any matter of accounting principles or practices, financial statement disclosures, or auditing scopes or procedures during Registrant's fiscal years ended December 31, 1996 and December 31, 1995, reported upon by Moore Stephens, P.C.

                  (a)(1)(v)(A),(B) and (C):  Not applicable.

                  (a)(1)(v)(D)(3): Registrant has provided its former accountant, Moore Stephens, P.C., with a copy of the disclosures set forth in this Current Report filed on Form 8-K, requesting it to furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements contained herein and, if not, setting forth in said letter the respects in which it does not agree. Registrant undertakes to file any letter received from Moore Stephens, P.C. in response hereto as an exhibit to this Current Report filed on Form 8-K by amendment on the earlier date of (a) 10 days from the date this Current Report on Form 8-K is filed with the Commission, or, (b) within two business days of Registrant's receipt of such letter.






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         Item 7.           Financial Statements and Exhibits.

                            (a),(b): Not applicable.

                           (c): Exhibits (1): The Letter to Moore Stephens, P.C., dated March 31, 1998, re change in certifying accountants is filed herewith in accordance with Item 601 (16) of Regulation S-K.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         March 31, 1998                     Coates International, Ltd.



                                            By: s/George J. Coates
                                                George J. Coates, President


































coates.8k

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